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                                                                EXHIBIT 99.2

                          LIBERTY GROUP OPERATING, INC.

                          NOTICE OF GUARANTEED DELIVERY
                                       of
                    9-3/8% SENIOR SUBORDINATED NOTES DUE 2008

As set forth in the Prospectus dated      , 1998 (as the same may be amended
from time to time, the "Prospectus") of Liberty Group Operating, Inc. (the "Company") under the caption "The Exchange Offer--Guaranteed Delivery Procedures," this form or one substantially equivalent hereto must be used to accept the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount at maturity of its 9-3/8% New Senior Subordinated Notes due 2008 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for each $1,000 principal amount at maturity of its outstanding 9-3/8% Senior Subordinated Notes due 2008 (the "Old Notes") if
(i) certificates representing the Old Notes to be exchanged are not lost but are not immediately available or (ii) time will not permit all required documents to reach the Exchange Agent prior to the Expiration Date. This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via facsimile, to the Exchange Agent at its address set forth
below not later than 5:00 p.m., New York City time, on       , 1998. All
capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.

                             The Exchange Agent is:

                      STATE STREET BANK AND TRUST COMPANY

By Mail (registered or certified               By Hand or Overnight Courier:
         mail recommended):

State Street Bank and Trust Company         State Street Bank and Trust Company
    Corporate Trust Department                   Corporate Trust Department,
          P.O. Box 778                                   4th Floor
  Boston, Massachusetts 02102-0078                Two International Place
                                                Boston, Massachusetts 02110

                                 By Facsimile:
                                (617) 664-5395
                         Attention: Sandra Szczsponik
                             Confirm by telephone:
                                (617) 664-5587



DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tender(s) for exchange to the Company, upon the terms and subject to the conditions set forth in the Prospectus and Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

     The undersigned understands and acknowledges that the Exchange Offer will
expire at 5:00 p.m., New York City time, on       1998, unless extended by the
Company. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Company.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.





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             SIGNATURES


____________________________________________
           Signature of Owner

____________________________________________
   Signature of Owner (if more than one)

Dated:               , 1998

Name(s):____________________________________

Name(s):____________________________________

        ____________________________________
                     (Please Print)

Address:____________________________________

        ____________________________________

        ____________________________________
                   (Include Zip Code)

Area Code and
Telephone No.:______________________________

Capacity (full title), if signing in a repre-sentative capacity:_________________________

Taxpayer Identification or
Social Security No.:________________________


Principal Amount of Old Notes
Exchanged: $________________________________


Certificate Nos. of Old Notes (if available)

____________________________________________

____________________________________________

____________________________________________

Total $_____________________________________

IF OLD NOTES WILL BE DELIVERED BY BOOK-
ENTRY TRANSFER, PROVIDE THE DEPOSITORY
TRUST COMPANY ("DTC") ACCOUNT NO.:

Account No.:________________________________


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                            GUARANTEE OF DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

        The undersigned, a member firm of a registered national security exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States, hereby guarantees that (a) that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 10b-4 under the Securities Exchange Act of 1934, (b) that such tender of Old Notes complies with Rule 10b-4 and (c) within five New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, certificates representing the Old Notes tendered hereby, in proper form for transfer, or, in the case of a book-entry transfer, confirmation of a book-entry transfer into the Exchange Agent's account at DTC, together, in each case, with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), will be delivered by the undersigned to the Exchange Agent.

Name of Firm: ___________________________     _________________________________
                                                   Authorized Signature

Address:_________________________________     Name:____________________________

_________________________________________     Title:___________________________

Area Code and Telephone No.:_____________     Date:____________________________


        NOTE: DO NOT SEND OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, THE LETTER OF TRANSMITTAL.


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